Pension arrangements	12 Months Ended
Jun. 30, 2021
Pension arrangements
Pension arrangements
29	Pension arrangements

29.1 Defined benefit scheme

The Group participates in the Football League Pension and Life Assurance Scheme (‘the Scheme’). The Scheme is a funded multi-employer defined benefit scheme, with 92 participating employers, and where members may have periods of service attributable to several participating employers. The Group is unable to identify its share of the assets and liabilities of the Scheme and therefore accounts for its contributions as if they were paid to a defined contribution scheme. The Group has received confirmation that the assets and liabilities of the Scheme cannot be split between the participating employers. The Group is advised only of the additional contributions it is required to pay to make good the deficit. These contributions could increase in the future if one or more of the participating employers exits the Scheme.

The last triennial actuarial valuation of the Scheme was carried out at 31 August 2017 where the total deficit on the ongoing valuation basis was £30.4 million. The accrual of benefits ceased within the Scheme on 31 August 1999, therefore there are no contributions relating to current accrual. The Group pays monthly contributions based on a notional split of the total expenses and deficit contributions of the Scheme.

The Group currently pays total contributions of £506,000 per annum and this amount will increase by 5% per annum from September 2021. Based on the actuarial valuation assumptions, this will be sufficient to pay off the deficit by 31 October 2023.

As of 30 June 2021, the present value of the Group’s outstanding contributions (i.e. its future liability) is £1,257,000 (2020: £1,745,000). This amounts to £518,000 (2020: £488,000) due within one year and £739,000 (2020: £1,257,000) due after more than one year and is included within other payables.

The funding objective of the Trustees of the Scheme is to have sufficient assets to meet the Technical Provisions of the Scheme. In order to remove the deficit revealed at the previous actuarial valuation (dated 31 August 2017), deficit contributions are payable by all participating clubs. Payments are made in accordance with a pension contribution schedule. As the Scheme is closed to accrual, there are no additional costs associated with the accruing of members’ future benefits. In the case of a club being relegated from the Football League and being unable to settle its debt then the remaining clubs may, in exceptional circumstances, have to share the deficit.

Upon the wind-up of the Scheme with a surplus, any surplus will be used to augment benefits. Under the more likely scenario of there being a deficit, this will be split amongst the clubs in line with their contribution schedule. Should an individual club choose to leave the Scheme, they would be required to pay their share of the deficit based on a proxy buyout basis (i.e. valuing the benefits on a basis consistent with buying out the benefits with an insurance company).

29.2 Defined contribution schemes

Contributions made to defined contribution pension arrangements are charged to the statement of profit or loss in the period in which they become payable and for the year ended 30 June 2021 amounted to £3,362,000 (2020: £3,287,000; 2019: £2,882,000). As at 30 June 2021, contributions of £475,000 (2020: £458,000) due in respect of the current reporting period had not been paid over to the pension schemes.

The assets of all pension schemes to which the Group contributes are held separately from the Group in independently administered funds.